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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) March 16, 2005

                                  CLARCOR INC.
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             (Exact name of registrant as specified in its charter)



             Delaware                        1-11024                            36-0922490
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  (State or other jurisdiction of    (Commission File Number)      (IRS Employer Identification Number)
          incorporation)


           840Crescent Centre Drive, Suite 600, Franklin, TN    37067
           ----------------------------------------------------------
               (Address of principal executive offices)   (Zip Code)



Registrant's telephone number, including area code    615-771-3100
                                                  ------------------------------



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         (Former name or former address, if changed since last report).



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 2 - Financial Information

        Item 2.02 Results of Operations and Financial Condition.

(a) On March 16, 2005 CLARCOR Inc., a Delaware corporation (NYSE: CLC) (the "Company"), issued a press release disclosing the Company's financial results for its first quarter (ended February 26, 2005) of its 2005 fiscal year.

Section 9 - Financial Statements & Exhibits

        Item 9.01 Financial Statements & Exhibits

Exhibit 99.1 - Press Release dated March 16, 2005.



                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CLARCOR INC.



                                   By    /s/Norman E. Johnson
                                      -----------------------------------------
                                      Norman E. Johnson, Chairman of the Board,
                                      President and Chief Executive Officer
Date: March 17, 2005